UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 28, 2006

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11455 El Camino Real, Suite 140, San Diego, California 92130

(Address of principal executive offices, with zip code)

(858) 703-2820

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)           Appointment of George DeHuff to the Board of Director’s Audit Committee.  Effective September 29, 2006, George DeHuff will begin serving on the Company’s Board of Directors’ Audit Committee.  Mr. DeHuff has served on the Company’s Board of Directors since June 2001.  Mr. DeHuff’s biographical information is public information as filed on the Company’s Form 10-KSB/A, filed May 1, 2006.  A copy of the press release is furnished as Exhibit 99.1 attached hereto.

Item 9.01                             Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is filed with this current report:

Exhibit No.	Description
99.1	Press Release, dated October 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: October 2, 2006	By:	/s/	RICHARD M. GOMBERG
Richard M. Gomberg
Vice President of Finance, Chief Financial Officer and Secretary
(Principal financial and accounting officer)